EXHIBIT 99.1

U.S. GEOTHERMAL INC. REPORTS FIRST NINE MONTHS 2016 RESULTS
AND REAFFIRMS 2016 GUIDANCE

Highlights

•	Sixteenth consecutive quarter of positive EBITDA and Cash Flow from Operations
•	Approved 1 for 6 share consolidation to begin trading on a split-adjusted basis on November 10, 2016
•	Testing newly drilled wells at San Emidio II indicates large commercial resource
•	Drilling and testing of first large diameter well at El Ceibillo confirms commercial resource
•	Completed drilling new well leg at Raft River and placed into service

BOISE, IDAHO November 9, 2016 – U.S. Geothermal Inc. (the “Company”) (NYSE MKT: HTM), a leading and profitable renewable energy company focused on the development, production, and sale of electricity from geothermal energy, announced today its financial and operating results for the Nine Months ending September 30, 2016 (the “First Nine Months”), reaffirmed guidance for 2016 and highlighted notable achievements for the nine months ending September 30, 2016 (the “Third Quarter”).  This earnings release should be read in conjunction with US Geothermal’s financial statements, and management’s discussion and analysis (“MD&A”), which are available on the Company’s website at www.usgeothermal.com and have been posted at the U.S. Securities and Exchange Commission website at www.sec.gov  and on SEDAR at www.sedar.com.

Summary for the First Nine Months of 2016 Financial Results: (in millions, except per share amounts)	Nine Months Ended September 30
	2016	2015

Operating Revenue	$20.90	$21.26
EBITDA	$8.74	$9.86
Adjusted EBITDA*	$10.63	$10.91
Net Income	$1.07	$1.81
Net Income, As Adjusted*	$1.76	$2.28
Net Income Attributable to US Geothermal	$(0.49)	$0.78
Per Share	$(0.00)	$0.01
Net Income Attributable to US Geothermal, As Adjusted*	$0.20	$1.25
Per Share, As Adjusted*	$0.00	$0.01

* Refer to Appendix for further detail on EBITDA, Adjusted EBITDA, and Net Income, As Adjusted.

Website: www.usgeothermal.com	NYSE MKT: HTM

Operating Revenue for the First Nine Months was $20.90 million, compared to $21.26 million for the prior year period. Adjusted EBITDA for the First Nine Months was $10.63 million, compared to $10.91 million for the prior year period, while EBITDA was $8.74 million for the First Nine Months compared to $9.86 million for the prior year.  Net Income (as adjusted) for the First Nine Months was $1.76 million, compared to $2.28 million in the prior year period. Net Income for the First Nine Months was $1.07 million, compared to $1.81 million in the prior year period.  Net Income attributable to US Geothermal (as adjusted) for the First Nine Months was $0.20 million, or $0.00 per share, compared to $1.25 million, or $0.01 per share in the prior year period.  Net Income attributable to US Geothermal for the First Nine Months was ($0.49) million, or ($0.00) per share, compared to $0.78 million, or $0.01 per share in the prior year period.  These year over year differences are driven largely by certain financial costs that we do not expect to recur ($0.99) million, consisting of financial advisory services, enhanced marketing activities, and costs related to the share consolidation.  Revenues were negatively impacted by a forced outage that occurred at San Emidio, production pump failures that occurred at Raft River, and reduced generation at Neal Hot Springs from scale buildup in Unit 3. *

“While we experienced some extraordinary mechanical challenges during the first three quarters of 2016, which negatively impacted our Gross Profit by $2.3 million*, our power plants are performing admirably going into the fourth quarter,” said Dennis Gilles, Chief Executive Officer.  “Unfortunately, our Net Income was also negatively impacted by onetime non-recurring expenses totaling $0.99 million that we incurred earlier in the year to enhance our share valuation.”

* Refer to Appendix for further detail on Gross Profit impact.

Full Year 2016 Guidance (Consolidated)*:
(in millions)

Operating Revenue	$29 – 34
Adjusted EBITDA	$15 – 19
EBITDA	$14 – 18
Net Income, As Adjusted	$4 – 8

Full Year 2016 Guidance (Attributable to US Geothermal) *:
(in millions)

Adjusted EBITDA	$9 – 12
Net Income, As Adjusted	$1 – 4

* Guidance figures represent Current Operating Power Plants only.   Refer to Appendix for further detail of EBITDA, Adjusted EBITDA, and Net Income, As Adjusted.

Development Projects Update

•	Received draft Small Generator Interconnection Agreement from Nevada Energy for the 10 MW San Emidio II expansion, increasing San Emidio interconnection allowed from 16 MW to 19.9 MW.
•	Completed the drilling of a second production leg on well RRG-2 at Raft River. The well is now back in production and heat up is in progress.
•	Completed the drilling and testing of a production size well at El Ceibillo in Guatemala. Results confirm the shallow resource is commercial.

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID www.usgeothermal.com	208-424-1027

•	Completed the deepening and testing of two existing temperature gradient wells at San Emidio II. Both wells encountered high permeability and a resource that is 44°F hotter than Phase I resource.
•	Adjusted Projected Commercial Operation Dates for advanced development projects.
•	Finalized award of the $1.5 million grant by the Department of Energy for Crescent Valley and San Emidio to advance resource evaluation through innovative techniques.

NOTABLE HIGHLIGHTS AND ACHIEVEMENTS FOR THIRD QUARTER 2016 INCLUDE

• Operations:
-	Achieved average availabilities for the Third Quarter for each plant (excluding planned maintenance hours) as follows: Neal Hot Springs – 99.5%, Raft River – 100%, and San Emidio – 99.2%.
-	Generated fleet wide total 66,055 megawatt-hours for the period, as compared to 68,372 megawatt-hours in the prior year.
-	Generation during the quarter was negatively impacted by:
o	Unit 3 at Neal Hot Springs underwent its annual outage in September for 10.5 days
o	Loss of production from well RRG-2 at Raft River for 2½ months of the quarter. This caused approximately 2,210 megawatt-hours of lost production.

• Strategic:
-	Completed drilling the second leg on Raft River well RRG-2, in an attempt to increase overall power generation.
-	Increased outreach and market visibility.
-	Elected two new independent directors to our Board of Directors and expanded the board to seven members.
-	Received approval from stockholders and board approved a 1 for 6 share consolidation and will begin trading on a split-adjusted basis when the market opens on November 10, 2016.

• Cash Management:
-	Ended the First Nine Months with $240.1 million in Total Assets, Cash and Cash Equivalents of $13.1 million, and Restricted Cash of $28.7 million.

Conference Call

U.S. Geothermal Inc. will host a telephone conference call for investors and analysts on Thursday, November 10th, 2016 at 1:00 p.m. ET (10:00 a.m. PT) to discuss their First Nine Months 2016 results, which were filed after the market close on Wednesday November 9th, 2016.

The conference call may be accessed by dialing (877) 407-8133 in the United States and Canada and by dialing (201) 689-8040 internationally. A replay of the conference call will be available until November 15, 2016 by dialing (877) 481-4010 in the United States and Canada and by dialing (919) 882-2331 internationally. Please use replay ID: 10115.

A simultaneous webcast of the conference call will be available at the following location: http://www.investorcalendar.com/IC/CEPage.asp?ID=175391.  During the webcast, Management will refer to slides that will be posted to its website.  The slides and accompanying webcast will be available on the “Upcoming Events” section of the website.

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID www.usgeothermal.com	208-424-1027

Please visit our Website at: http://www.usgeothermal.com

About U.S. Geothermal Inc.:
U.S. Geothermal Inc. is a leading and profitable renewable energy company focused on the development, production and sale of electricity from geothermal energy. The company is currently operating geothermal power projects Neal Hot Springs, Oregon, San Emidio, Nevada and Raft River, Idaho for a total power generation of approximately 45 MWs. The company is also developing an additional 90 MW’s of projects at: the Geysers, California; a second phase project at San Emidio, Nevada; at Crescent Valley, Nevada; and the El Ceibillo project located near Guatemala City, Guatemala.  US Geothermal’s growth strategy is to reach 200 MWs of generation by 2021 through a combination of internal development and strategic acquisitions.

FOR ADDITIONAL INFORMATION PLEASE CONTACT:
Scott Anderson – Director of IR and Corporate Communications
U.S. Geothermal Inc.
Tel:  208-424-1027
Fax: 208-424-1030
sanderson@usgeothermal.com

The information provided in this news release may contain forward-looking statements within the definition of the Safe Harbor provisions of the US Private Securities Litigation Reform Act of 1995.  Readers are cautioned to review the risk factors identified by the company in its filings with US and Canadian securities agencies. All statements, other than statements of historical fact, included herein, without limitation, statements relating to the future operating or financial performance, including guidance, of U.S. Geothermal, are forward-looking statements. Forward-looking statements are frequently, but not always, identified by words such as "expects", "anticipates", "believes", "intends", "estimates", "potential", "possible", and similar expressions, or statements that events, conditions, or results "will", "may", "could", or "should" occur or be achieved. These forward-looking statements may include statements regarding perceived merit of properties; interpretation of the results of well tests; project development; resource megawatt capacity; capital expenditures; timelines; strategic plans; or other statements that are not statements of fact. Forward-looking statements involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from U.S. Geothermal's expectations include the uncertainties involving the availability of financing in the debt and capital markets; uncertainties involved in the interpretation of results of well tests; the need for cooperation of government agencies in the development and operation of properties; the need to obtain permits and governmental approvals; risks of construction; unexpected cost increases, which could include significant increases in estimated capital and operating costs; and other risks and uncertainties disclosed in U.S. Geothermal's Annual Report on Form 10-K for the year ended December 31, 2015 filed with the United States Securities and Exchange Commission and Canadian securities regulatory authorities and in other U.S. Geothermal reports and documents filed with applicable securities regulatory authorities from time to time. Forward-looking statements are based on management’s expectations, beliefs and opinions on the date the statements are made.  U.S. Geothermal Inc. assumes no obligation to update forward-looking statements if management’s expectations, beliefs, or opinions, or other factors, should change.

The NYSE MKT does not accept responsibility for the adequacy of this release.

(see appendix below)

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID www.usgeothermal.com	208-424-1027

APPENDIX

The below table summarizes revenues for 2016 and 2015, and reflects seasonality by quarter of our generation and corresponding revenues.

Operating Revenue by Quarter: (in millions)	Q1	Q2	Q3		Q4
2016	$8.50	$5.66	$6.74	$	tbd
2015	$8.47	$5.86	$6.93		$9.94

GROSS PROFIT IMPACTS:

Additional financial impact of unusual equipment breakdowns which occurred in 2016 totaled $2.30 million:

•	Impact by Item
o	Neal Unit 3 scaling and NHS-8 pump replacement impact of $1.14 million
o	SE refrigerant pump breakdown impact of $0.34 million
o	RRG-2 pump breakdown and redrill revenue loss impact of $0.82 million

RECONCILIATION OF NON-GAAP TERMS:
In addition to these financial results reported in accordance with GAAP, the Company has provided certain non-GAAP financial information to aid investors in better understanding the Company’s performance. For comparability of reporting, management considers this information in conjunction with GAAP amounts in evaluating business performance. These non-GAAP financial measures should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.  The following tables provide a reconciliation of the EBITDA, EBITDA Adjusted, and Net Income Adjusted; presented for both the Consolidated financials as well as Attributable to US Geothermal only (consolidated less minority interest).

EBITDA is calculated as net income before interest, income taxes, depreciation and amortization, and is not a measurement of financial performance or liquidity under generally accepted accounting principles in the United States.  EBITDA is presented as a metric commonly used by securities analysts, investors and other interested parties in the evaluation of a company’s ability to service and/or incur debt.

Adjusted EBITDA reflects EBITDA adjusted to exclude discretionary exploration costs, non-cash stock compensation as well as the value assigned to stock options granted, and write-off of discontinued exploration activities and other large non-recurring items.

Net Income, As Adjusted reflects Net Income before Tax and other large non-recurring items and is provided to support year over comparisons.  The Company recognized a Deferred Tax Asset starting in 2015, and though tax amounts are now reflected in our Financials as required by GAAP, any current tax obligation is offset by a reduction in the recognized Deferred Tax Asset.

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID www.usgeothermal.com	208-424-1027

CONSOLIDATED:

First Nine Months Financial Results (Consolidated):	Nine Months Ended September 30
(in millions)	2016	2015

Net Income	$1.07	$1.81
Interest	$3.22	$2.86
Income Taxes Expense	$(0.30)	$0.47
Depreciation & Amortization	$4.75	$4.72
EBITDA	$8.74	$9.86
Exploration costs, Stock based comp.	$0.90	$1.05
Non-recurring – Financial Advisory and Marketing Fees	$0.99	$0.00
Adjusted EBITDA	$10.63	$10.91

Full Year Guidance (Consolidated): (in millions)	2016

Net Income	$2.5 – 6.5
Income Taxes Expense	$1.0
Interest	$3.6
Depreciation & Amortization	$6.5
EBITDA	$13.6 – 17.6
Exploration costs, Stock based compensation, and Non-recurring	$1.7
Adjusted EBITDA	$15.3 – 19.3

Net Income, As Adjusted (Consolidated):	Nine Months Ended September 30
(in millions, except per share amounts)	2016	2015

Net Income	$1.07	$1.81
Income Taxes Expense	$(0.30)	$0.47
Non-recurring – Financial Advisory and Marketing Fees	$0.99	$0.00
Net Income, As Adjusted	$1.76	$2.28

Full Year Guidance (Consolidated):
(in millions):
2016

Net Income	$2.5 – 6.5
Income Taxes Expense	$1.0
Non-recurring Expenses	$0.0
Net Income, As Adjusted	$3.5 – 7.5

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID www.usgeothermal.com	208-424-1027

ATTRIBUTABLE TO US GEOTHERMAL (Consolidated less Minority Interests):

First Nine Months Financial Results (Attributable to US Geothermal):	Nine Months Ended September 30
(in millions)	2016	2015

Net Income	$(0.49)	$0.78
Interest	$2.73	$2.32
Income Taxes Expense	$(0.30)	$0.47
Depreciation & Amortization	$2.45	$2.44
EBITDA	$4.39	$6.01
Exploration costs, Stock based comp.	$0.90	$1.05
Non-recurring – Financial Advisory and Marketing Fees	$0.99	$0.00
Adjusted EBITDA	$6.28	$7.06

Full Year Guidance (Attributable to US Geothermal): (in millions)	2016

Net Income	$0.1 – 2.6
Income Taxes Expense	$1.0
Interest	$3.0
Depreciation & Amortization	$3.4
EBITDA	$7.5 – 10.0
Exploration costs, Stock based compensation, and Non-recurring	$1.7
Adjusted EBITDA	$9.2 – 11.7

Net Income, Attributable to US Geothermal, As Adjusted	Nine Months Ended September 30
(in millions, except per share amounts)	2016	2015

Net Income Attributable to US Geothermal	$(0.49)	$0.78
Income Taxes Expense	$(0.30)	$0.47
Non-recurring – Financial Advisory and Marketing Fees	$0.99	$0.00
Net Income Attributable to US Geothermal, As Adjusted	$0.20	$1.25
Per Share, As Adjusted	$0.00	$0.01

Full Year Guidance (Attributable to US Geothermal):
(in millions)
2016

Net Income Attributable to US Geothermal	$0.1 – 2.6
Income Taxes Expense	$1.0
Non-recurring Expenses	$0.0
Net Income Attributable to US Geothermal, As Adjusted	$1.1 – 3.6

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID www.usgeothermal.com	208-424-1027

For 2016 Net Income, As Adjusted, and Net Income Attributable to US Geothermal, As Adjusted, along with Adjusted EBITDA and Adjusted EBITDA, Attributable to US Geothermal were impacted by one-time non-recurring expense which totaled $0.99 million:
•	Non-recurring Expenses
o	Financial Advisory and related costs of $0.75 million
o	Enhanced marketing program cost of $0.15 million
o	Costs associated with share consolidation of $0.09 million

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID www.usgeothermal.com	208-424-1027